UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)      June 30, 2007
                                                 -------------------------------

                             HAEMONETICS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Massachusetts                   1-10730                    04-2882273
 -------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

                      400 Wood Road                                  02184
 -------------------------------------------------------------------------------
           (Address of principal executive offices)                (Zip Code)

   Registrant's telephone number, including area code      781-848-7100
                                                     ---------------------------

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 2, 2007 Haemonetics Corporation (the "Company") issued a press release announcing financial results for the first quarter ended June 30, 2007. A copy of the release is furnished with this report as exhibit 99.1.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
99.1: Press Release of Haemonetics Corporation dated August 2, 2007 announcing financial results for the first quarter ended June 30, 2007.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HAEMONETICS CORPORATION
                                                        (Registrant)

Date:  August 2, 2007                          /s/ Christopher Lindop
                                               -----------------------
                                              Christopher Lindop, Vice President
                                              and Chief Financial Officer

                                                                    Exhibit 99.1

99.1     Press Release issued by Haemonetics Corporation on August 2, 2007.


                                       3